CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Clifford D. Corso, President of Rivus Bond Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    May 29, 2008                              /s/ Clifford D. corso
     -------------------------------      --------------------------------------
                                          Clifford D. Corso, President
                                          (principal executive officer)


I, Marc D. Morris, Treasurer of Rivus Bond Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    May 29, 2008                              /s/ Marc D. Morris
     -------------------------------      --------------------------------------
                                          Marc D. Morris, Treasurer
                                          (principal financial officer)